UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2026

Stabilis Solutions, Inc.
(Exact name of registrant as specified in its charter)

Florida	001-40364	59-3410234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11750 Katy Freeway Suite 900
Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 832-456-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.001 par value	SLNG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant's Certifying Accountant.

Stabilis Solutions, Inc., (“the “Company”) was advised by Ham, Langston and Brezina, LLP (“HL&B”), the Company’s independent registered public accounting firm, that HL&B completed a transaction pursuant to which, among other things, CohnReznick LLP (“CohnReznick”) acquired certain assets of HL&B. In connection with the closing of this transaction, HL&B notified the Company on July 8, 2026 that it has resigned as the Company’s independent registered public accounting firm. On July 8, 2026, the Audit Committee of the Company’s Board of Directors approved the appointment of CohnReznick as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2026.

The audit reports of HL&B on the Company's consolidated financial statements as of December 31, 2025 and 2024 and for each of the two years in the period ended December 31, 2025 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2025 and 2024 and subsequent interim periods through the date of HL&B's resignation, there were no (a) disagreements with HL&B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HL&B, would have caused them to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements, or (b) reportable events requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.

The Company provided HL&B with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the "Commission") and requested that HL&B furnish the Company with a letter addressed to the Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. Attached as Exhibit 16.1 to this Form 8-K and incorporated by reference is HL&B's letter to the Commission, dated July 8, 2026 regarding these statements.

During the fiscal years December 31, 2025 and 2024, and the subsequent interim periods through the date of this Current Report on Form 8-K, neither the Company, nor anyone on its behalf, has consulted with CohnReznick on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibits:

Exhibit No.	Description

16.1	Letter, dated July 8, 2026 from HL&B to the Securities and Exchange Commission, regarding change in certifying accountant of the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STABILIS SOLUTIONS, INC.
By: /s/Andrew L. Puhala
Andrew L. Puhala
Chief Financial Officer

Date: July 10, 2026